UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2013

     KOHLS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:   001-11084

Wisconsin	39-1630919
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive
  Menomonee Falls, Wisconsin 53051

(Address of principal executive offices)

 (262) 703-7000

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

Kohl’s Corporation (the “Company”) held its 2013 Annual Meeting of Shareholders (the “2013 Annual Meeting”) on May 16, 2013. The following matters were voted upon at the 2013 Annual Meeting:

(1)

Proposal to elect the 10 individuals nominated by the Board of Directors to serve as directors for a one year term and until their successors are duly elected and qualified.

The results of the voting on this proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Peter Boneparth	177,859,580	1,856,558	250,826	15,341,132
Steven A. Burd	177,216,131	2,499,143	251,690	15,341,132
Dale E. Jones	177,793,529	1,920,106	253,329	15,341,132
Kevin Mansell	174,354,038	4,091,165	1,521,761	15,341,132
John E. Schlifske	175,553,019	4,160,128	253,817	15,341,132
Frank V. Sica	176,264,982	3,448,902	253,080	15,341,132
Peter M. Sommerhauser	158,219,350	21,500,736	246,878	15,341,132
Stephanie A. Streeter	172,262,103	7,456,366	248,495	15,341,132
Nina G. Vaca	175,510,336	4,210,746	245,882	15,341,132
Stephen E. Watson	175,513,739	4,199,484	253,741	15,341,132

(2)

Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2014.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
191,392,912	3,703,245	211,939	0

(3)

Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
172,558,740	6,877,862	530,362	15,341,132

(4)

A shareholder proposal encouraging the Company’s board of directors to develop a policy on animal cruelty related to the sale of products containing animal fur.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
5,118,371	164,716,323	10,132,270	15,341,132

(5)

Shareholder proposal on independent board chairman.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
92,481,578	87,248,282	237,104	15,341,132

Item 8.01.	Other Events

On May 16, 2013, the Company issued a press release announcing events which took place in connection with the 2013 Annual Meeting.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated May 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 17, 2013

KOHL’S CORPORATION

By :/s/ Richard D. Schepp

Richard D. Schepp

Senior Executive Vice President,

General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 16, 2013